Exhibit 99.1

MACOM Issues Correction to Fiscal Second Quarter Earnings Press Release to Correct Fiscal Third Quarter Guidance For Non-GAAP Earnings Per Diluted Share to be Between $0.30 and $0.33

LOWELL, MA, April 30, 2014 - M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (“MACOM”), a leading supplier of high performance analog semiconductor solutions, today announced a correction to its fiscal third quarter 2014 guidance for non-GAAP earnings per diluted share as described in its April 29, 2014 earnings press release to be “between $0.30 and $0.33” as announced on MACOM’s publicly-webcast earnings teleconference held later that same day. The “Business Outlook” section of the April 29, 2014 press release indicated “between $0.30 and $0.32”. This correction does not change any other amounts or information reported in the April 29, 2014 press release.

About MACOM

MACOM (www.macom.com) is a leading supplier of high performance analog RF, microwave, and millimeter wave products that enable next-generation Internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including high speed optical, satellite, radar, wired & wireless networks, CATV, automotive, industrial, medical, and mobile devices. A pillar of the semiconductor industry, we thrive on more than 60 years of solving our customers’ most complex problems, serving as a true partner for applications ranging from RF to Light.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, Partners from RF to Light, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, information concerning our stated business outlook and future results of operations, our expectation that our recent and planned divestments will result in very substantial headcount and expense reductions, our expectation that our acquisition of Nitronex and supply relationship with IQE will enable us to drive Gallium Nitride technology across most RF and microwave markets and applications that we address today, our expectation that we will refinance our outstanding long-term indebtedness this week and expectations as to the key anticipated benefits, EPS dilution and future uses of the new facility, and any statements regarding future trends, business strategies, competitive position, industry conditions, acquisitions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, lower than expected demand in any or all of our five primary end markets or from any of our large OEM customers based on macro-economic weakness or otherwise, our failure to close the CPE business divestment or our proposed refinancing of our outstanding ling-term indebtedness as planned, our failure to achieve the expected synergies and benefits of the Mindspeed and Nitronex acquisitions, our planned debt refinancing or the Mindspeed wireless and CPE divestments, our failure to realize the expected economies of scale, lowered production cost and other anticipated benefits of our previously announced GaN intellectual property licensing program, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by any customer in winning business or to make purchases from us in support of such business, lack of adoption or delayed adoption by customers and industries we serve of GaN or other solutions offered by us, failures or delays in porting and qualifying GaN process technology to our Lowell, MA fabrication facility or third party facilities, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development efforts, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of our new product introductions, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any executed or abandoned acquisition, divestiture or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the relative success of our cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings we may be involved in, and the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, as well as those factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the fiscal quarter ended January 3, 2014 as filed with the SEC on February 12, 2014. MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to GAAP reporting, MACOM provides investors with non-GAAP financial information, including revenue, gross margin, operating margin, operating income, net income, earnings per share, EBITDA and other data calculated on a non-GAAP basis. This non-GAAP information excludes the operations of Nitronex prior to the date of acquisition, discontinued operations, the impact of fair value accounting in merger and acquisitions (M&A) of businesses, M&A costs, including acquisition and related integration costs, certain cost savings from synergies expected from M&A activities, income and expenses from transition services related to M&A activities, expected amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, certain cash compensation, restructuring charges, litigation settlement and costs, changes in the carrying values of liabilities measured at fair value, contingent consideration, other non-cash expenses, earn-out costs, exited leased facility costs and certain income tax items. Management does not believe that the excluded items are reflective of MACOM’s underlying performance. The exclusion of these and other similar items from MACOM’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. These and other similar items are also excluded from EBITDA, which is non-GAAP earnings before interest, income taxes, depreciation and amortization. MACOM believes this non-GAAP financial information provides additional insight into MACOM’s on-going performance and has, therefore, chosen to provide this information to investors for a consistent basis of comparison and to help them evaluate the results of MACOM’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

* * *

Company Contact:

M/A-COM Technology Solutions Holdings, Inc.

Robert J. McMullan

Senior Vice President and Chief Financial Officer

P: 978-656-2753

E: bob.mcmullan@macom.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers

EVP, Investor Relations

P: 949-224-3874

E: lsievers@sheltongroup.com